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                                                                 Exhibit 10.14.2

                      FIRST AMENDMENT TO CREDIT AGREEMENT

     This First Amendment to Credit Agreement (this "Amendment") is entered into effective January 20, 2000 (the "Effective Date"), by and among RANGE RESOURCES CORPORATION, a Delaware corporation ("Borrower"), BANK ONE, TEXAS, N.A., as Administrative Agent ("Bank One" or "Administrative Agent"), CHASE BANK OF TEXAS, N.A., as Syndication Agent ("Chase"), BANK OF AMERICA, N.A., as Documentation Agent ("Bank of America"), and Lenders (as defined in the Credit Agreement).

RECITALS:

     A. Borrower and Lenders entered into an Amended and Restated Credit Agreement dated September 30, 1999 (the Amended and Restated Credit Agreement and all amendments thereto, including this Amendment, will be referred to collectively as the "Credit Agreement").

     B. Borrower plans to sell the Sterling Gas Plant (as defined in the Credit Agreement) and has asked Lenders to release their Liens with respect to the Sterling Gas Plant upon completion of the sale.

     C. Borrower plans to raise capital through the issuance of Subordinate Notes in an aggregate principal amount up to $50,000,000, and has asked Lenders to consent to such issuance.

     D. Borrower and Lenders desire to amend the Credit Agreement as hereinafter set forth in order to, among other things, evidence Lenders' consent to the sale of the Sterling Gas Plant and the issuance of Subordinate Notes.

AGREEMENT:

     In consideration of the premises, the representations, warranties, covenants, and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower and Lenders agree as follows, effective only upon satisfaction of each condition precedent set forth in Section 4.1 below:

ARTICLE 1 - DEFINITIONS

     1.1 Credit Agreement Definitions. Capitalized terms used but not defined in this Amendment have the meanings given such terms in the Credit Agreement.




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ARTICLE 2 - AMENDMENTS.

     2.1 Amendments to Article 1 - Definitions. (a) The definition of Initial Borrowing Base in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Initial Borrowing Base" means a Borrowing Base in the amount of $160,000,000.

          (b) Section 1.01 of the Credit Agreement is hereby amended to add the definition of Sterling Gas Plant Sale as follows:

          "Sterling Gas Plant Sale" means the sale of the Sterling Gas Plant by Range Pipeline Systems, L.P.

     2.2 Amendments to Article 4 - Borrowing Base. (a) Section 4.02 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "4.02. Periodic Determination. The Borrowing Base will be redetermined semiannually on April 1 and October 1, commencing April 1, 2000, or on such date promptly following each such date as may be required to redetermine the Borrowing Base in accordance with the procedures set forth in Section 4.01(b). Notwithstanding any provisions to the contrary in Section 4.01 above, without the approval of all Lenders, the Borrowing Base resulting from the April 1, 2000, Determination shall not exceed $135,000,000 if the Sterling Gas Plant Sale has not been completed or $130,000,000 if the Sterling Gas Plant Sale has been completed."

          (b) Section 4.05 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "4.05. Initial Borrowing Base. Subject to the rights of Borrower to request an earlier Special Determination pursuant to Section 4.03 above, the rights of Lenders to request an earlier Special Determination pursuant to Section 4.04 above, the rights of Lenders to reduce the Borrowing Base as provided in Section 7.03(c) below, and the reductions in the Borrowing Base required in the following sentence, the Borrowing Base in effect under this Agreement for the period from the Closing Date through April 1, 2000, shall be the Initial Borrowing Base. Upon the occurrence of each of the following events (whether before or after April 1, 2000), the Initial Borrowing Base or such other Borrowing Base as may


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     be in effect at the time each of the events occurs shall automatically reduce by the amount specified with respect to each event:

          (a) Upon completion of the Sterling Gas Plant Sale, the Initial Borrowing Base or other Borrowing Base in effect shall reduce by the greater of (i) $10,000,000 or (ii) an amount equal to 67% of the Net Cash Proceeds from the sale; and

          (b) Upon completion of Borrower's proposed issuance of additional Subordinate Notes, the Initial Borrowing Base or other Borrowing Base in effect shall reduce by an amount equal to 67% of the Net Cash Proceeds from the issuance."

     2.3 Amendment to Article 5 - Collateral. Section 5.01(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

          "(a) The Obligations shall be secured by first and prior Liens (subject only to Permitted Encumbrances) covering (i) Borrower's Oil and Gas Properties selected by Administrative Agent which in the aggregate comprise at least 80% of the total Present Value assigned by Administrative Agent to Borrower's Oil and Gas Properties, (ii) the Sterling Gas Plant,
     (iii) 100% of the issued and outstanding Equity of each existing and future Subsidiary of Borrower (exclusive of REFC), and (iv) 50% of the issued and outstanding Equity of GLEP. If the Sterling Gas Plant Sale is completed on or before June 30, 2000, and the Net Cash Proceeds from the sale are paid toward reduction of the Outstanding Obligations on such date, Lenders agree to release the Sterling Gas Plant from the Collateral."

     2.4 Schedules and Exhibits. The Credit Agreement is hereby amended to replace Schedule 2 to the Credit Agreement with Schedule 2 attached to this Amendment. Schedules 1 and 3 are attached for information purposes only.

ARTICLE 3 - CONSENTS.

     3.1 Consent to the Sterling Gas Plant Sale. Lenders consent to the Sterling Gas Plant Sale and authorize Administrative Agent, on behalf of Lenders, to release the Sterling Gas Plant from all Liens in favor of Lenders covering or pertaining to the Sterling Gas Plant, subject to the following conditions:

          (a) The Sterling Gas Plant Sale is completed on or before June 30, 2000; and

          (b) Borrower reduces the Outstanding Obligations by the Net Cash Proceeds of the Sterling Gas Plant Sale on the date of completion of such transaction.

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     3.2  Consent to Additional Notes Offering. Lenders consent to the issuance of additional Subordinate Notes by Borrower subject to the following conditions:

          (a) The issuance of additional Subordinate Notes is completed on or before June 30, 2000;

          (b) The aggregate principal amount of additional Subordinate Notes issued by Borrower does not exceed $50,000,000; and

          (c) Borrower reduces the Outstanding Obligations by the Net Cash Proceeds from the issuance of additional Subordinate Notes on the date of completion of such transaction.

ARTICLE 4 - CONDITIONS PRECEDENT.

     4.1 Conditions Precedent. The effectiveness of (a) the amendments to the Credit Agreement contained in Article 2 hereof, and (b) the consents contained in Article 3 hereof, is subject to the satisfaction of each of the following conditions precedent, unless specifically waived in writing by Administrative
Agent:

               (1) Closing Deliveries. Administrative Agent shall have received the following documents, instruments, agreements, and other information, each of which shall be in form and substance and executed in such counterparts as shall be acceptable to Administrative Agent and Required Lenders:

                    (i) this Amendment;

                    (ii) a complete copy of the Purchase and Sale Agreement entered into by Range Pipeline Systems, L.P. with respect to Sterling Gas Plant Sale and all other pertinent information with respect to the sale; and

                    (iii) copies of any registration statement, offering memorandum, prospectus, or other information filed with the Securities and Exchange Commission with respect to the issuance of the additional Subordinate Notes.

               (2) No Material Adverse Effect. Other than the decline in commodity prices, no event or condition shall have occurred which is reasonably expected to have a Material Adverse Effect.




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          (3)  No Legal Prohibition. The transactions contemplated by this
Amendment shall be permitted by applicable law and regulation and shall not subject Agents, any Lender, Borrower, or any Subsidiary to any material adverse change in their assets, liabilities, financial condition, or prospects.

          (4) No Litigation. No litigation, arbitration, or similar proceeding shall be pending or threatened against Borrower or any Subsidiary which calls into question the validity or enforceability of the Credit Agreement (as amended hereby) or the other Loan Documents.

          (5) No Default. No Default or Event of Default shall have occurred and be continuing.

          (6) Other Matters. All matters related to this Amendment, the other Loan Documents, and Borrower and its Subsidiaries shall be acceptable to Administrative Agent and each Lender in their discretion, and Borrower shall have delivered to Administrative Agent and each Lender such evidence as they shall request to substantiate any matters related to the Credit Agreement (as amended hereby), the other Loan Documents and Borrower and its Subsidiaries as Administrative Agent or any Lender shall request.

ARTICLE 5 - RATIFICATIONS, REPRESENTATIONS, AND COVENANTS.

     5.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Agreement, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Lenders agree that the Credit Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding, and enforceable in accordance with their respective terms.

     5.2 Representations and Covenants. Borrower hereby represents and warrants to Lenders that (a) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Articles of Incorporation or Bylaws of Borrower; (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Documents are true and correct on and as of the date hereof, as though made on and as of such date; (c) no Default or Event of Default under the Credit Agreement, as amended

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hereby, has occurred and is continuing; and (d) Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement and the other Loan Documents, as amended hereby.

ARTICLE 6 - MISCELLANEOUS PROVISIONS.

     6.1 No Waiver. Except as specifically provided in this Amendment, nothing contained in this Amendment shall be construed as a waiver by Lenders of any covenant or provision of the Credit Agreement, the other Loan Documents, this Amendment, or of any other contract or instrument between Borrower and Lenders, and the failure of Lenders at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect, or diminish any right of Lenders to thereafter demand strict compliance therewith. Lenders hereby reserve all rights granted under the Credit Agreement, the other Loan Documents, this Amendment, and any other contract or instrument between Borrower and Lenders.

     6.2 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or any other Loan Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agents or any Lender shall affect the representations and warranties or the right of Agents or any Lender to rely upon them.

     6.3 Reference to Credit Agreement. Each of the Credit Agreement and the other Loan Documents, and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such other Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     6.4 Expenses of Agent. As provided in the Credit Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Administrative Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Administrative Agent's legal counsel, and all reasonable costs and expenses incurred by Lenders in connection with the enforcements or preservation of any rights under the Credit Agreement, as amended hereby, or any Loan Documents, including, without limitation, the reasonable costs and fees of Administrative Agent's legal counsel.



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     6.5  Severability. Any provisions of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.

     6.6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lenders and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lenders.

     6.7 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     6.8 Effect of Waiver. No consent or waiver, express or implied, by Administrative Agent or any Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition, or duty.

     6.9 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     6.10 Applicable Law. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS UNLESS THE LAWS GOVERNING NATIONAL BANKS SHALL HAVE APPLICATION.

     6.11 Final Agreement. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE, OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDERS.

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Executed as of the Effective Date.

                         BORROWER:

                         RANGE RESOURCES CORPORATION

                         By:  /s/ Eddie LeBlanc
                            ______________________________________
                              Eddie LeBlanc, Senior Vice President
                              and Chief Financial Officer


                         AGENTS:

                         BANK ONE, TEXAS, N.A.,
                          as Administrative Agent and a Lender

                         By:  /s/ W. Mark Cranmer
                            ______________________________________
                              W. Mark Cranmer, Vice President


                         CHASE BANK OF TEXAS, N.A.,
                          as Syndication Agent and a Lender

                         By:  /s/ Robert C. Mertensotto
                            ______________________________________
                         Name:  Robert C. Mertensotto
                         Title: Managing Director


                         BANK OF AMERICA, N.A.,
                          as Documentation Agent and a Lender

                         By:
                            ______________________________________
                              J. Scott Fowler, Managing Director


                         DEUSTCHE BANK

                         By:  /s/ Marcus M. Tarkington
                            ______________________________________
                         Name:  Marcus M. Tarkington
                         Title: Principal


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                         OTHER LENDERS:

                         PNC BANK, NATIONAL ASSOCIATION

                         By: /s/ Robert J. Tisruc
                             -------------------------------------
                         Name:   Robert J. Tisruc
                         Title:  Assistant Vice President


                         BANKBOSTON, N.A.

                         By: /s/ Kristine A. Kasselman
                            --------------------------------------
                         Name:   Kristine A. Kasselman
                         Title:  Managing Director


                         CIBC INC.

                         By: /s/ M. Beth Miller
                            -------------------------------------
                         Name:   M. Beth Miller
                         Title:  Authorized Signatory


                         WELLS FARGO BANK (TEXAS), N.A.

                         By:
                            -------------------------------------
                         Name:
                         Title:


                         CREDIT LYONNAIS NEW YORK BRANCH

                         By: /s/ Philippe Soustra
                            -------------------------------------
                         Name:   Philippe Soustra
                         Title:  Senior Vice President


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                         ABN AMRO BANK N.V.

                         By:
                             -------------------------------------
                         Name:
                         Title:


                         By:
                            --------------------------------------
                         Name:
                         Title:


                         BANK OF SCOTLAND

                         By: /s/ Annie Glynn
                            -------------------------------------
                         Name:   Annie Glynn
                         Title:  Senior Vice President


                         THE SANWA BANK, LIMITED

                         By: /s/ Clyde Redford
                            -------------------------------------
                         Name:   Clyde Redford
                         Title:  Vice President




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